UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			January 27, 2023
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

5205 N. O'Connor Blvd.	Suite 100,	Irving,	Texas	75039
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(972)	891-7700
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Departure of Director

On January 27, 2023, Edward Rust communicated to the Board of Directors (the “Board”) of Caterpillar Inc. (the “Company”) his decision not to stand for re-election to the Board at the Company’s 2023 Annual Meeting of Shareholders. Mr. Rust’s decision was not the result of any disagreement with the Company. The Board of Directors is very grateful to Mr. Rust for his valuable contributions and many years of dedicated and excellent service.

Election of Two New Directors

The Company also announced that, on January 30, 2023, the Board appointed two new directors, Judith Marks and James Fish, Jr., in each case effective March 1, 2023.

Both Ms. Marks and Mr. Fish will serve as members of the Board’s Audit Committee. In addition, Ms. Marks will also serve as a member of the Board’s Compensation and Human Resources Committee, while Mr. Fish will also serve as a member of the Board’s Sustainability & other Public Policy Committee.

The compensation for each of Ms. Marks and Mr. Fish will be consistent with the standard compensatory agreement for non-employee directors described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 28, 2022, under the heading “Director Compensation.”

A copy of the Company’s press release announcing the departure of Mr. Rust and the election of Ms. Marks and Mr. Fish is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
The following is furnished as an exhibit to this report:
	99.1	Caterpillar Inc. press release dated February 1, 2023
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

February 2, 2023	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer and General Counsel